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                                                                   EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

  NUMBER                                                               SHARES

ONI                             ONI Systems (Logo)


  INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE
                                                        CUSIP 68273F 10 3


This Certifies that







is the record holder of

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE, OF

==============================ONI Systems Corp.=================================
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
       IN WITNESS WHEREOF the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.

Dated:






   /s/ Michael A. Dillon                       /s/ Hugh C. Martin
         SECRETARY                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                    [CORPORATE SEAL OF ONI SYSTEMS CORP.]



COUNTERSIGNED AND REGISTERED:
        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                TRANSFER AGENT AND REGISTRAR

BY


                        AUTHORIZED SIGNATURE
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                               ONI Systems Corp.

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common
TEN ENT- as tenants by the entireties
JT TEN - as joint tenants with right of
         survivorship and not as tenants
         in common

UNIF GIFT MIN ACT-_______________________Custodian________________
                          (Cust)                      (Minor)
                  under Uniform Gifts to Minors
                  Act_____________________________________________
                                      (State)
UNIF TRF MIN ACT-________________Custodian (until age_____________)
                      (Cust)

                 ____________________under Uniform Transfers
                       (Minor)
                 to Minors Act____________________________________.
                                         (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________________
                                       X________________________________________

                                       X________________________________________
                                 NOTICE:THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.










KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.